Exhibit 99.2

ROBBINS ARROYO LLP

BRIAN J. ROBBINS (190264)

KEVIN A. SEELY (199982)

ASHLEY R. PALMER (246602)

600 B Street, Suite 1900

San Diego, CA 92101

Telephone: 619/525-3990

619/525-3991 (fax)

ROBBINS GELLER RUDMAN & DOWD LLP

TRAVIS E. DOWNS III (148274)

ELLEN GUSIKOFF STEWART (144892)

BENNY C. GOODMAN III (211302)

BRIAN O. O’MARA (229737)

655 West Broadway, Suite 1900

San Diego, CA 92101-3301

Telephone: 619/231-1058

619/231-7423 (fax)

Lead Counsel for Plaintiffs

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SAN DIEGO

In re ALPHATEC HOLDINGS, INC.	)	Case No. 37-2010-00058586-CU-BT-NC
DERIVATIVE SHAREHOLDER	)
LITIGATION	)	(Consolidated with Case No. 37-2010-
	)	00062262-CU-BT-NC)
)

This Document Relates To:	)	STIPULATION OF SETTLEMENT
)
ALL ACTIONS.	)	Judge: Jacqueline M. Stern
Dept: N-27
Date Action Filed: August 25, 2010

STIPULATION OF SETTLEMENT

This Stipulation of Settlement dated March 25, 2014 (the “Stipulation”), is made and entered into by and among the following Settling Parties,1 each by and through their respective counsel: (i) Plaintiffs Patrick Fero and Ralph Tuckfield (on behalf of themselves and derivatively on behalf of Alphatec Holdings, Inc. (“Alphatec” or the “Company”)); (ii) Individual Defendants; (iii) defendant HealthpointCapital LLC (“HealthpointCapital”); and (iv) nominal defendant Alphatec. Together, the Individual Defendants, nominal defendant Alphatec, and HealthpointCapital are referred to as “Defendants.” The Stipulation is intended by the Settling Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims, upon and subject to the terms and conditions hereof.

I. INTRODUCTION AND PROCEDURAL OVERVIEW

A. Initiation of the Action

On August 25, 2010 and November 30, 2010 respectively, Plaintiffs Patrick Fero and Ralph Tuckfield filed shareholder derivative complaints in the California Superior Court for the County of San Diego (the “Court”): Fero v. Kuyper, Case No. 37-2010-00058586-CU-BT-NC (the “Fero Action”) and Tuckfield v. Kuyper, Case No. 37-2010-00062262-CU-BT-NC (the “Tuckfield Action”). Thereafter, on December 22, 2010, the Court consolidated the Fero and Tuckfield Actions, and designated In re Alphatec Holdings, Inc. Derivative Shareholder Litigation, Lead Case No. 37-2010-00058586-CU-BT-NC, as the lead case (the “Action”).

The operative Complaint in the Action asserts claims on behalf of Alphatec against Defendants for, among other things, breaching their fiduciary duties of candor, loyalty and good faith owed to Alphatec by acquiring Scient’x, S.A. (“Scient’x”) from Alphatec’s alleged controlling shareholder, HealthpointCapital. More specifically, the Complaint alleges that, in late 2009, Alphatec announced the acquisition of Scient’x for $120.4 million in stock, despite Scient’x’s lack of foreseeable profitability and its offering no significant benefit to Alphatec and/or its ongoing business operations. The Complaint asserts that at the time of the transaction, five of the nine members of the Alphatec Board of Directors (“Board”) were affiliated with HealthpointCapital,

[1]	All capitalized terms not otherwise defined are defined in Section IV.1, infra.

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then the owner of Scient’x. The Complaint further alleges that the Alphatec Board’s approval of the Scient’x acquisition was never in doubt, despite its likely adverse material effects on Alphatec.

The Complaint asserts that in order to obtain approval of the Scient’x acquisition from Alphatec shareholders in connection with Alphatec’s announcement of the Scient’x acquisition, Defendants made allegedly false and misleading revenue and income projections for the combined company.

According to the Complaint, after closing the Scient’x acquisition, Alphatec encountered severe problems integrating the international operations, personnel and products of Scient’x. Additionally, Alphatec was under significant pricing pressure. As a result, on August 5, 2010, when Alphatec announced poor quarterly results and severely reduced revenue and income guidance for the post-Scient’x acquisition combined companies, the trading price of Alphatec stock collapsed.

B. Discovery and Pretrial Proceedings

Discovery in the Action commenced in September 2010. On September 10, 2010, Plaintiff Fero served a First Request for Production of Documents on Alphatec and HealthpointCapital, seeking documents and information relevant to the derivative claims asserted in the Action. On November 10, 2010, Alphatec and HealthpointCapital served objections to the document requests. Thereafter, the meet and confer process regarding Plaintiffs’ discovery ensued.

Ultimately, however, the meet and confer process failed and law and motion practice commenced. On April 29, 2011, Plaintiffs filed motions to compel the production of documents in response to their First Requests. In their motions, Plaintiffs argued, among other things, that Alphatec’s and HealthpointCapital’s objections to discovery lacked merit and only served to delay the prosecution of the Action. While the motions were pending, on August 4, 2011, Defendants filed a Motion to Stay the Action in favor of a pending federal securities class action filed in the U.S. District Court for the Southern District of California (the “District Court”), entitled Mallen v. Alphatec Holdings, Inc., Case No. 10-cv-1673-BEN(KSC) (the “Securities Action”). On August 15, 2011, Plaintiffs filed an Opposition to the Motion to Stay, arguing, among other things, that a

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stay would prejudice the derivative claims asserted in the Action. On August 26, 2011, the Court stayed the Action in favor of the Securities Action. On March 28, 2013, after the Securities Action was dismissed by the District Court, litigation in the Action resumed.

C. The Settlement Negotiations

In May 2013, the Settling Parties began to renew efforts to explore resolution of the Action. The Settling Parties’ previous settlement negotiations failed to produce a resolution. Towards that end, on May 3, 2013, the Settling Parties jointly requested a stay of proceedings to explore settlement, which the Court granted. The Settling Parties also agreed to schedule an all-day mediation on August 7, 2013, with the Honorable Layn R. Phillips, United States District Judge (Ret.). Judge Phillips is an experienced mediator with extensive experience in handling complex representative actions, including shareholder derivative actions.

Before the mediation with Judge Phillips, the Settling Parties engaged in extensive negotiations regarding a potential settlement. These negotiations included, among other things, lengthy discussions concerning the Defendants’ alleged breaches of fiduciary duty and defenses thereto. In addition, before the mediation, the Settling Parties also engaged in extensive briefing regarding the merits of their respective claims and defenses for Judge Phillips.

Although the August 7, 2013 mediation did not produce a resolution, settlement negotiations, under the supervision of Judge Phillips, continued until January 2014. The settlement negotiations were hard-fought, and, at times, contentious. Ultimately, the Settling Parties, with the substantial assistance of Judge Phillips, reached an agreement-in-principle to resolve the Action.

As a result of the Action and the settlement, reflected in this Stipulation (the “Settlement”), Alphatec will institute significant Corporate Governance Reforms designed to enhance and improve its internal controls and systems, as well as the effectiveness and responsiveness of the Alphatec Board. The Settling Parties believe that a settlement at this juncture on the terms and on the conditions set forth in the Stipulation is fair, reasonable, and adequate.

The Alphatec Board has, in its business judgment, approved the Settlement, and each of its terms, as fair, just and adequate, and in the best interest of Alphatec and its shareholders.

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II. CLAIMS OF THE PLAINTIFFS AND BENEFITS OF SETTLEMENT

Plaintiffs and their counsel believe that the claims asserted in the Action have merit. However, Plaintiffs and their counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Action against the Defendants through trial and through appeals. Plaintiffs and their counsel have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Action, as well as the difficulties and delays inherent in such litigation. Plaintiffs and their counsel are also mindful of the inherent problems of proof and possible defenses to the claims asserted in the Action. Plaintiffs and their counsel believe that the Settlement set forth in the Stipulation confers substantial benefits upon Alphatec and its shareholders. Based on their evaluation, Plaintiffs, their counsel and Alphatec have determined that the Settlement set forth in this Stipulation is in the best interests of Alphatec and its shareholders.

III. DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

Defendants have denied and continue to deny each and every one of the claims, contentions, and allegations made against them or that could have been made against them in the Action, and expressly deny all charges of wrongdoing or liability against them. Defendants assert that they have satisfied their fiduciary duties at all relevant times, have acted in good faith and in the best interests of Alphatec and its shareholders, have meritorious defenses to Plaintiffs’ claims, and that judgment should be entered dismissing all claims against them with prejudice. Defendants also have denied and continue to deny, among other things, the allegations that Plaintiffs, Alphatec or its shareholders have suffered damage, or that Plaintiffs, Alphatec or its shareholders were harmed by the conduct alleged in the Action. Defendants have thus entered into the Stipulation solely to avoid the continuing additional expense, inconvenience, and distraction of this litigation and to avoid the risks inherent in the lawsuit, and without admitting any wrongdoing or liability whatsoever.

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IV. TERMS OF STIPULATION AND SETTLEMENT AGREEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among Plaintiffs (for themselves and derivatively on behalf of Alphatec), Defendants and Alphatec, by and through their respective counsel, as follows:

1. Definitions

As used in the Stipulation, the following terms have the meanings specified below:

1.1 “Action” means collectively the consolidated action pending in the Superior Court of California for the County of San Diego entitled In re Alphatec Holdings, Inc. Derivative Shareholder Litigation, Lead Case No. 37-2010-00058586-CU-BT-NC (Consolidated with Case No. 37-2010-00062262-CU-BT-NC, pending in the Superior Court of California for the County of San Diego).

1.2 “Alphatec” or the “Company” means nominal defendant Alphatec Holdings, Inc., and its predecessors, successors, subsidiaries, affiliates, divisions, and assigns.

1.3 “Complaints” means the shareholder derivative complaints filed in the Action.

1.4 “Court” means the Superior Court of California for the County of San Diego.

1.5 “Defendants” means the Individual Defendants, HealthpointCapital, and nominal defendant Alphatec.

1.6 “Effective Date” means the first date by which all of the events and conditions specified in ¶6.1 of this Stipulation have been met and have occurred.

1.7 “Final” means when the last of the following with respect to the Judgment (as defined below in ¶1.10) shall have occurred: (i) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Action; or (ii) an appeal has been filed and the court of appeal has either affirmed the Judgment/dismissal or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (iii) a higher court has granted further appellate review and that court has either affirmed the underlying Judgment/dismissal or affirmed the court of appeals’ decision affirming the Judgment/dismissal or dismissing the appeal.

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1.8 “HealthpointCapital” means defendant HealthpointCapital LLC and its predecessors, successors, subsidiaries, affiliates, divisions, and assigns.

1.9 “Individual Defendants” means defendants Dirk Kuyper, Peter C. Wulff, Mortimer Berkowitz, III, John H. Foster, R. Ian Molson, Stephen E. O’Neil, Stephen H. Hochschuler, James R. Glynn, Rohit M. Desai, and Siri S. Marshall.

1.10 “Judgment” means the Order and Final Judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit B.

1.11 “Lead Counsel” means Robbins Arroyo LLP and Robbins Geller Rudman & Dowd LLP and their respective successor(s).

1.12 “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government, or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

1.13 “Plaintiffs” means Patrick Fero and Ralph Tuckfield, and their respective agents, employees, representatives, spouses, marital communities, heirs, successors, subrogees, transferees, and assignees.

1.14 “Plaintiffs’ Counsel” means any counsel that has appeared of record or rendered legal services to any Plaintiffs in connection with the Action.

1.15 “Related Persons” means (as applicable): (i) Defendants’ respective spouses, domestic partners, marital communities, heirs, successors, executors, estates, or administrators; any entity in which a Defendant and/or member(s) of his or her family has or had a controlling interest; any members of Defendants’ immediate family; or any trust of which any Defendant is or was the settlor or which is or was for the benefit of any Defendant and/or member(s) of his or her family; (ii) Defendants’ present and former attorneys, legal representatives, insurers, and assigns in connection with the Action; (iii) HealthpointCapital Partners, L.P., HealthpointCapital Partners II, L.P., and HCPII Co-Invest Vehicle II, LP, and all of their past or present members, partners, limited

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partners, general partners, and investment funds; and (iv) all past and present directors, officers, partners, controlling shareholders, joint venturers, related or affiliated entities, advisors, employees, affiliates, predecessors, successors, parents, subsidiaries, divisions, assigns, insurers, and attorneys for Alphatec or HealthpointCapital, their respective counsel, or any entity in which either Alphatec or HealthpointCapital has a controlling interest.

1.16 “Released Claims” shall collectively mean all claims (including “Unknown Claims”), debts, demands, rights, liabilities and causes of action of every nature and description whatsoever, known or unknown, whether or not concealed or hidden, asserted or that could have been asserted by Plaintiffs, by any shareholder on behalf of Alphatec, or by Alphatec, against each and every Released Person (including, without limitation, claims for damages, interest, attorneys’ fees, expert or consulting fees and any other costs, expenses or liability, negligence, negligent supervision, gross negligence, intentional conduct, indemnification, breach of duty of loyalty or good faith, fraud, misrepresentation, unjust enrichment, constructive trust, breach of fiduciary duty, negligent misrepresentation, unfair competition, insider trading, professional negligence, mismanagement, corporate waste, breach of contract, or violations of any state or federal statutes, rules or regulations) that were alleged in the Action, or that arise from or relate to the matters or occurrences that were alleged in the Action, or that could have been asserted with respect to the matters or occurrences that were alleged in the Action, for conduct through and including the date on which this Stipulation is executed by all signatories, including, but not limited to, any claims by Plaintiffs, Alphatec shareholders or Alphatec related to public disclosures relating to Alphatec’s acquisition of Scient’x.

1.17 “Released Persons” means each of the Defendants and their Related Persons and Alphatec.

1.18 “Settling Parties” means, collectively, each of the Defendants, Plaintiffs (on behalf of themselves and derivatively on behalf of Alphatec), and Alphatec and its shareholders.

1.19 “Unknown Claims” means any of the Released Claims which Plaintiffs, Alphatec, or Alphatec shareholders do not know or suspect to exist in his, her or its favor at the time of the

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release of the Released Persons, including claims which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this Settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Plaintiffs, Defendants, and Alphatec shall expressly waive and each of the Alphatec shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived, the provisions, rights, and benefits of California Civil Code Section 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Upon the Effective Date, Plaintiffs, Defendants, and Alphatec shall expressly waive, and each of the Alphatec shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights, and benefits conferred by any law of any jurisdiction or any state or territory of the United States or any foreign jurisdiction, or principle of common law, which is similar, comparable or equivalent to California Civil Code Section 1542. Plaintiffs, Defendants, Alphatec, and Alphatec shareholders may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but, upon the Effective Date, each Plaintiff, Defendant, and Alphatec shall expressly settle and release, and each Alphatec shareholder shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released, any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and the Alphatec shareholders shall be deemed by operation of the

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Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part.

2. Corporate Governance Reforms

2.1 In connection with the settlement of the Action, Alphatec has agreed to adopt the Corporate Governance Reforms set forth below, which Alphatec shall implement and maintain for a period of not less than five (5) years. Alphatec and Defendants acknowledge and agree that the Action filed by Plaintiffs precipitated and was a material factor in the Corporate Governance Reforms described below. Alphatec and Defendants acknowledge and agree that the Corporate Governance Reforms confer a substantial benefit to Alphatec as part of the settlement of the Action.

2.2 Within thirty (30) days of the issuance of an Order approving the settlement of the Action, the Alphatec Board shall adopt resolutions and amend committee charters to ensure adherence to the following Corporate Governance Reforms. Additionally, the Board shall post the Corporate Governance Reforms on Alphatec’s website within thirty (30) days of adoption and maintain a current version of such policies on its website.

CHANGES TO ALPHATEC HOLDINGS, INC. MANAGEMENT

2.3 The following individuals who served as directors of Alphatec during the time periods relevant to the allegations of the Complaint, resigned: Mortimer Berkowitz resigned from his position as Chairman of the Board but remains a Director; Dirk Kuyper resigned from his position as Director; and Stephen H. Hochschuler resigned from his position as Director.

2.4 The following individuals, who served as senior executives of Alphatec during the time periods relevant to the allegations of the Complaint, resigned: Dirk Kuyper (CEO) and Peter Wulff (Senior VP of Strategic Initiatives).

SEPARATE CHAIRMAN AND CEO

2.5 The Board shall adopt a resolution by no later than June 30, 2014, that requires the positions of CEO and Chairman to be held by separate persons beginning no later than June 30, 2015, or if the same person holds those positions, that a Lead Independent Director be appointed.

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RELATED PARTY TRANSACTIONS

2.6 Directors shall be prohibited from participating in any negotiations of transactions between the Company and any entity with which the director has a relationship that gives rise to an actual or apparent conflict of interest.

2.7 All related-party transactions shall be subject to review and oversight by an independent committee of the Alphatec Board.

2.8 The Board or a Committee of the Board shall engage an independent third party to conduct financial due diligence and valuations of all proposed Alphatec mergers, acquisitions, and investment transactions over $10 million.

2.9 All related party transactions of more than $250,000 are to be reviewed by at least two independent directors or the Audit Committee no less than five days before consummation of the proposed related party transaction, or upon agreement if less than five days between agreement and consummation, and the independent directors’ approval or disapproval of the proposed related party transaction are to be fully disclosed in the Company’s next annual or quarterly report immediately following the approval or disapproval of the proposed related party transaction.

2.10 The adoption of amendments to the Code of Ethics for Senior Financial Officers in 2012, which amendments require that Senior Financial Officers report to the Chairman of the Audit Committee any transaction that reasonably could be expected to give rise to a conflict of interest, and produce, or cause to be produced, full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with or submits to the Securities and Exchange Commission and in other public filings.

DIRECTORS

2.11 A majority of the directors on the Board shall be independent as defined by NASDAQ Rule 5605(a)(2), which, in relevant part, is set forth below.

“Independent Director” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. For purposes of this rule, “Family Member” means a person’s spouse, parents, children and

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siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home. The following persons shall not be considered independent:

(A) a director who is, or at any time during the past three years was, employed by the Company;

(B) a director who accepted or who has a Family Member who accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

(i) compensation for board or board committee service;

(ii) compensation paid to a Family Member who is an employee (other than an Executive Officer) of the Company; or

(iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation.

Provided, however, that in addition to the requirements contained in this paragraph (B), audit committee members are also subject to additional, more stringent requirements under Rule 5605(c)(2).

(C) a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the Company as an Executive Officer;

(D) a director who is, or has a Family Member who is, a partner in, or a controlling Shareholder or an Executive Officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

(i) payments arising solely from investments in the Company’s securities; or

(ii) payments under non-discretionary charitable contribution matching programs.

(E) a director of the Company who is, or has a Family Member who is, employed as an Executive Officer of another entity where at any time during the past three years any of the Executive Officers of the Company serve on the compensation committee of such other entity; or

(F) a director who is, or has a Family Member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

2.12 The Audit, Compensation, and Nominating Committees of the Board shall be comprised entirely of independent directors as defined by NASDAQ Rule 5605(a)(2).

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2.13 The independent directors shall certify their independence in writing annually and will notify the Chairman of any change in status.

2.14 The independent directors shall meet separately at least twice a year in conjunction with regularly scheduled meetings of the Board.

2.15 The Board and all Board committees shall conduct an annual self-evaluation.

2.16 The performance of the Chairman shall be evaluated annually by the Board.

2.17 All directors shall attend at least three-fourths of Board meetings in any calendar year. Directors who fail to attend three-fourths of Board meetings in any calendar year must disclose in the annual proxy statement the reasons for their inability to attend.

DIRECTOR EDUCATION

2.18 During 2014, the Board shall have an educational session on corporate governance/directors duties which will be led by an outside consultant hired for this purpose. This can be done in conjunction with a regularly scheduled board meeting or in a separate session specially set.

AUDIT COMMITTEE

2.19 The Chairman of the Audit Committee shall meet quarterly with the Company’s Director of Internal Audit.

2.20 The Audit Committee shall review and discuss earnings press releases, and the Chairman of the Audit Committee shall be required to give final approval of any earnings press releases before they are made public.

2.21 The Audit Committee shall review financial information and earnings guidance provided to analysts and credit rating agencies and make a recommendation to management and to the Board.

2.22 The Audit Committee shall be directly responsible for the oversight of the registered public accounting firm engaged to prepare or issue an audit report or perform other audit services.

2.23 The Audit Committee Report shall state that the Audit Committee has:

(a) reviewed and discussed the audit financial statements with management;

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(b) discussed the matters that are required to be communicated by Statement on Auditing Standards No. 61, “Communications with Audit Committees” with the external auditor;

(c) received the written disclosures and the letter from the external auditor on independence matters as required by ISB Standard No. 1, “Independence Discussions and Audit Committees”;

(d) discussed independence issues with the external auditor; and

(e) recommended to the Board that the audited financial statements be filed with the SEC.

3. Procedure for Implementing the Settlement

3.1 Promptly after execution of this Stipulation, Plaintiffs shall submit the Stipulation and its Exhibits to the Court and shall apply for an order substantially in the form of Exhibit A hereto, requesting the preliminary approval of the Settlement set forth in this Stipulation (the “Preliminary Approval Order”), and approval for the dissemination of the Notice of Proposed Settlement (“Notice”) substantially in the form of Exhibit A-1 hereto, which shall include the general terms of the Settlement set forth in this Stipulation, including the general terms of the fees and expenses to be paid to Plaintiffs’ Counsel and the date of the Settlement Hearing (as defined below). Within five (5) business days of the issuance of the Preliminary Approval Order, Alphatec shall cause the Stipulation and Notice to be filed with the SEC via a Form 8-K, shall publish the Summary Notice of Proposed Settlement substantially in the form of Exhibit A-2 hereto, for one day in Investor’s Business Daily, and shall post the Stipulation and Notice on Alphatec’s website such that visitors to the “Investors” section of the website will readily find a hyperlink to the Notice. All costs in providing notice will be paid by Alphatec.

3.2 Plaintiffs will request that after the notice is given, the Court hold a hearing (the “Settlement Hearing”) and approve the settlement of the Action as set forth herein, including payment of Plaintiffs’ Counsel’s attorneys’ fees and expenses in the amount negotiated by Lead Counsel and Alphatec, with the assistance of the Honorable Layn R. Phillips (Ret.), following negotiation of the Corporate Governance Reforms, and enter the Judgment.

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4. Releases

4.1 Upon the Effective Date, Alphatec, Plaintiffs (acting on their own behalf and derivatively on behalf of Alphatec), and each of Alphatec’s shareholders (solely in their capacity as Alphatec shareholders) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims against the Released Persons and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with the defense, settlement or resolution of the Action against the Released Persons, provided that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation or the Judgment.

4.2 Upon the Effective Date, Alphatec, Plaintiffs (acting on their own behalf and derivatively on behalf of Alphatec), and each of Alphatec’s shareholders (solely in their capacity as Alphatec shareholders) will be forever barred and enjoined from commencing, instituting or prosecuting any of the Released Claims or any action or other proceeding against any of the Released Persons based on the Released Claims or any action or proceeding arising out of, related to, or in connection with the settlement or resolution of the Action, provided that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation or the Judgment.

4.3 Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged each and all of the Plaintiffs, Plaintiffs’ Counsel, Alphatec, and all of the Alphatec shareholders (solely in their capacity as Alphatec shareholders) from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Action or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation or the Judgment.

4.4 Nothing in this Stipulation constitutes or reflects a waiver or release of any rights or claims of Defendants and/or Alphatec against their insurers, or their insurers’ subsidiaries,

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predecessors, successors, assigns, affiliates, or representatives, including, but not limited to, any rights or claims by the Defendants and/or Alphatec under any directors’ and officers’ liability insurance or other applicable insurance coverage maintained by the Company. Nothing in this Stipulation constitutes or reflects a waiver or release of any rights or claims of the Defendants relating in any way to indemnification or advancement of attorneys’ fees relating to the Action or the Released Claims, whether under any written indemnification or advancement agreement, or under the Company’s charter, by-laws or operating agreement, or under applicable law.

5. Plaintiffs’ Counsel’s Attorneys’ Fees and Expenses

5.1 After negotiating the Corporate Governance Reforms, Lead Counsel and Alphatec, with the assistance of Judge Phillips, separately negotiated the attorneys’ fees and expenses that the Company would pay to Plaintiffs’ Counsel. As a result of these negotiations, and in light of the substantial benefits conferred upon Alphatec by Plaintiffs’ Counsel’s efforts, the Company has agreed to pay $5,250,000 for Plaintiffs’ Counsel’s attorneys’ fees and expenses, subject to court approval (the “Fees and Expenses”).

5.2 Within ten (10) calendar days of issuance of an Order by the Court finally approving the Settlement, notwithstanding the existence of any timely filed objections to the Settlement, or potential for appeal therefrom, Alphatec shall pay the Fees and Expenses to Robbins Arroyo LLP as receiving agent for Plaintiffs’ Counsel, subject to Plaintiffs’ Counsel’s several obligation to make appropriate refunds or repayment of the principal amount received and any accrued interest thereon less taxes within five (5) business days if and when, as a result of any further Order of the Court, appeal, further proceedings or remand, or successful collateral attack, the Settlement is not approved or is overturned on appeal. The Fees and Expenses shall constitute full, complete, and exclusive compensation for Plaintiffs’ Counsel’s efforts, fees, services, and expenses.

5.3 Defendants and their respective Related Persons shall have no responsibility for, and no liability whatsoever with respect to, the fee allocation among Plaintiffs’ Counsel, and any other Person who may assert a claim hereto, of any portion of the Fees and Expenses.

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6. Conditions of Settlement, Effect of Disapproval, Cancellation or Termination

6.1 The Effective Date is conditioned on the occurrence of all of the following events, and is the first date by which all of the following events and conditions have been met and have occurred:

(a)	Approval of the Settlement, and each of its terms, by the Alphatec Board;

(b)	Entry by the Court of the Judgment and an order approving the Settlement;

(c)	Payment of the Fees and Expenses; and

(d)	the Judgment has become Final.

6.2 If any of the conditions specified in paragraph 6.1 are not met, then the Stipulation shall be canceled and terminated subject to paragraph 6.3, unless the Settling Parties mutually agree in writing to proceed with the Stipulation.

6.3 If for any reason the Effective Date of the Stipulation does not occur, the Fees and Expenses paid to Plaintiffs’ Counsel and any and all interest accrued thereon since payment, shall be returned to Alphatec within five (5) business days of said event. The return obligation set forth in this paragraph is the several obligation of all Plaintiffs’ Counsel who have received a payment in the Action.

7. Additional Provisions

7.1 The Settling Parties (i) acknowledge that it is their intent to consummate this Stipulation and Settlement; and (ii) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and the Settlement and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation and the Settlement.

7.2 The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between Plaintiffs, Defendants and Alphatec with respect to the Action. The Settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party as to the merits of any claim, allegation or defense. The Settling Parties further agree that the claims are being settled voluntarily after consultation with competent legal counsel. The Settling

STIPULATION OF SETTLEMENT

Parties will request that the Judgment contain a finding that during the course of the litigation, the parties and their respective counsel at all times complied with the requirements of California Code of Civil Procedure Section 128.7, and all other similar laws.

7.3 Neither the Stipulation (including any Exhibits attached hereto) nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be, or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative. The Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

7.4 The Exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

7.5 The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.

7.6 This Stipulation and the Exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties or inducements have been made to any Settling Party concerning the Stipulation or any of its Exhibits other than the representations, warranties, and covenants contained and memorialized in such documents. Except as otherwise provided herein, each Settling Party shall bear its own costs.

STIPULATION OF SETTLEMENT

7.7 Each counsel or other Person executing the Stipulation and/or the Exhibits attached hereto on behalf of any Settling Party hereby warrants that such Person has the full authority to do so.

7.8 The Stipulation may be executed in one or more counterparts. A faxed signature or electronically scanned (in .pdf format) signature shall be deemed an original signature for the purposes of this Stipulation. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court.

7.9 The Stipulation and the Settlement shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties and the Released Persons.

7.10 The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation and the Settlement, and the Settling Parties submit to the jurisdiction of the Court for purposes of implementing and enforcing the Stipulation and the Settlement.

7.11 This Stipulation and the Exhibits attached hereto shall be considered to have been negotiated, executed, and delivered, and to be wholly performed, in the State of California, and the rights and obligations of the parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of California without giving effect to that state’s choice-of-law principles.

7.12 The Settling Parties hereby represent and warrant that they have not assigned any rights, claims or causes of action that were asserted or could have been asserted in connection with, under or arising out of the Released Claims.

7.13 All agreements made and orders entered during the course of the Action relating to the confidentiality of information shall survive this Stipulation.

7.14 Without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation.

STIPULATION OF SETTLEMENT

IN WITNESS WHEREOF, the parties have caused the Stipulation to be executed, by their duly authorized attorneys, dated March 25, 2014.

ROBBINS ARROYO LLP
BRIAN J. ROBBINS
KEVIN A. SEELY
ASHLEY R. PALMER

/s/ KEVIN A. SEELY
KEVIN A. SEELY

600 B Street, Suite 1900
San Diego, CA 92101
Telephone: (619) 525-3990
Facsimile: (619) 525-3991

ROBBINS GELLER RUDMAN & DOWD LLP TRAVIS E. DOWNS III ELLEN GUSIKOFF STEWART BENNY C. GOODMAN, III BRIAN O. O’MARA /s/ ELLEN GUSIKOFF STEWART
ELLEN GUSIKOFF STEWART

655 West Broadway, Suite 1900
San Diego, CA 92101
Telephone: (619) 231-1058
Facsimile: (619) 231-7423

Lead Counsel for Plaintiffs

LATHAM & WATKINS LLP
COLLEEN C. SMITH

/s/ COLLEEN C. SMITH
COLLEEN C. SMITH

12670 High Bluff Drive
San Diego, CA 92103
Telephone: (858) 523-5400
Facsimile: (858) 523-5450

STIPULATION OF SETTLEMENT

LATHAM & WATKINS LLP

PETER A. WALD

505 Montgomery Street, Suite 200

San Francisco, CA 94111

Telephone: (415) 391-0600

Facsimile: (415) 395-8095

LATHAM & WATKINS LLP

MICHELE D. JOHNSON

650 Town Center Drive, 20th Floor

Costa Mesa, CA 92626

Telephone: (714) 540-1235

Facsimile: (714) 755-8290

Counsel for Defendants Dirk Kuyper, Peter C. Wulff, Stephen H. Hochschuler, Rohit M. Desai, and Nominal Defendant Alphatec Holdings, Inc.

WILSON SONSINI GOODRICH & ROSATI

NINA LOCKER

STEVEN GUGGENHEIM

JONI OSTLER

/S/ STEVEN GUGGENHEIM
STEVEN GUGGENHEIM

650 Page Mill Road

Palo Alto, CA 94304

Telephone: (650) 493-9300

Facsimile: (650) 493-6811

Counsel for Defendants HealthpointCapital,

LLC, Mortimer Berkowitz, III, John H. Foster, R. Ian Molson, and Stephen E. O’Neil

STIPULATION OF SETTLEMENT

SIDLEY AUSTIN LLP

SARA B. BRODY

CAROL LYNN THOMPSON

/s/ SARA B. BRODY

SARA B. BRODY

555 California Street

San Francisco, CA 94104

Telephone: (415) 772-1200

Facsimile: (415) 772-7400

Counsel for Defendants Siri S. Marshall and

James R. Glynn

STIPULATION OF SETTLEMENT

EXHIBIT A

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SAN DIEGO

In re ALPHATEC HOLDINGS, INC.	)	Case No. 37-2010-00058586-CU-BT-NC
DERIVATIVE SHAREHOLDER	)
LITIGATION	)	(Consolidated with Case No. 37-2010-
	)	00062262-CU-BT-NC)
)
This Document Relates To:	)	[PROPOSED] ORDER PRELIMINARILY
	)	APPROVING SETTLEMENT AND
ALL ACTIONS.	)	PROVIDING FOR NOTICE
)
	)	EXHIBIT A
)
	)	Judge: Jacqueline M. Stern
	)	Dept: N-27
	)	Date Action Filed: August 25, 2010

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE

WHEREAS, Plaintiffs, Defendants and Nominal Defendant Alphatec Holdings, Inc. (“Alphatec”) (as defined in the Stipulation of Settlement) have moved the Court for an order (i) preliminarily approving the proposed settlement (the “Settlement”) of the above-captioned shareholder derivative action, in accordance with a Stipulation of Settlement dated March 25, 2014 and the Exhibits thereto (the “Stipulation”), and (ii) approving distribution of the Notice of Proposed Settlement;

WHEREAS, the Stipulation sets forth the terms and conditions of the Settlement, including, but not limited to: (a) a proposed Settlement and dismissal of the Action with prejudice by entry of judgment by the Court; and (b) an award of attorneys’ fees and expenses to counsel for Plaintiffs, upon the terms and conditions set forth in the Stipulation;

WHEREAS, the Settlement appears to be the product of serious, informed, and non-collusive negotiations overseen by an experienced mediator, the Honorable Layn R. Phillips, United States District Judge (Ret.), and falls within the range of reasonableness for possible approval;

WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and

WHEREAS, this Court, having considered the Stipulation and the Exhibits annexed thereto and having heard the arguments of the Settling Parties, if any, at the preliminary approval hearing:

NOW THEREFORE, IT IS HEREBY ORDERED:

1. This Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for: (a) a proposed Settlement and dismissal of the Action with prejudice by entry of judgment by the Court; and (b) an award of attorneys’ fees and expenses to counsel for Plaintiffs, upon the terms and conditions set forth in the Stipulation.

2. A hearing (the “Settlement Hearing”) shall be held before this Court on                     , 2014, at                          .m., before the Honorable Jacqueline M. Stern in Department N-27 of the Superior Court of California for the County of San Diego, 325 South Melrose Drive, Vista, CA 92081 to:

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE

(a) determine whether the terms and conditions of the Settlement provided for in the Stipulation are fair, reasonable, adequate, and in the best interests of Alphatec and current Alphatec shareholders;

(b) consider an Order and Final Judgment (i) approving the Settlement in its entirety and according to its terms and dismissing the Action with prejudice by entry of judgment by the Court; (ii) providing that each of the Settling Parties shall bear his or its own costs (unless except as expressly stated otherwise in the Stipulation); (iii) releasing and enjoining prosecution of any and all Released Claims to be released pursuant to the Stipulation; and (iv) approving an award of attorneys’ fees and expenses to Plaintiffs’ Counsel; and

(c) hear such other matters as the Court may deem necessary and appropriate.

3. The Court approves, as to form and content, the Notice attached as Exhibit A-1 hereto and the Summary Notice attached as Exhibit A-2 hereto, and finds that the dissemination of the Notice and Stipulation and the publication of the Summary Notice, substantially in the manner and form set forth in paragraph 3.1 of the Stipulation, meets the requirements of California law and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all Persons entitled thereto of all matters relating to the Settlement.

4. Not later than five (5) business days following entry of this Order, Alphatec shall cause the Notice, substantially in the form annexed as Exhibit A-1 hereto, and the Stipulation to be posted on its website, such that visitors to the “Investors” section of the website will readily find a hyperlink to the Notice and Stipulation. The website posting set forth in this paragraph shall be maintained by Alphatec through the date of the Settlement Hearing.

5. Not later than five (5) business days following entry of this Order, Alphatec shall cause a copy of the Stipulation and the Notice to be filed with the Securities and Exchange Commission via a Form 8-K.

6. Not later than five (5) business days following entry of this Order, Alphatec shall cause a summary of the Notice, substantially in the form annexed as Exhibit A-2 hereto, to be published once in the Investor’s Business Daily or a similar nationally-circulated business publication. Such summary notice shall provide information regarding how to access the Notice published on the Alphatec website.

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE

7. All costs incurred in the filing and publication of the Notices shall be paid by Alphatec and Alphatec shall undertake all administrative responsibility for the filing and publication of the Notice.

8. At least fourteen (14) calendar days before the Settlement Hearing, Alphatec’s counsel shall serve on counsel for Plaintiffs and file with the Court proof, by affidavit or declaration, of such filing and publication of the Notice.

9. All current Alphatec shareholders shall be bound by all orders, determinations, and judgments concerning the Settlement, whether favorable or unfavorable to current Alphatec shareholders.

10. Pending final determination of whether the Settlement should be approved, no current Alphatec shareholder, either directly, representatively, or in any other capacity, shall commence or prosecute against any of the Released Persons, any action or proceeding in any court or tribunal asserting any of the Released Claims.

11. All papers in support of the Settlement and the award of attorneys’ fees and expenses shall be filed with the Court and served at least twenty-one (21) calendar days before the Settlement Hearing, and all reply memoranda in support of such motion shall be filed with the Court and served at least seven (7) calendar days before the Settlement Hearing.

12. Any current record holders and beneficial owners of common stock of Alphatec as of March 25, 2014 may appear and show cause, if he, she or it has any reason why the terms of the Settlement should not be approved as fair, reasonable, and adequate, or why a Judgment should not be entered thereon, provided, however, unless otherwise ordered by the Court, no current Alphatec shareholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, unless that Person has, at least fourteen (14) calendar days before the Settlement Hearing, filed with the Clerk of the Court and served on the following counsel (delivered by hand or sent by First-Class Mail) appropriate proof of stock ownership, along with written objections, including the basis therefore, and copies of any papers and briefs in support thereof:

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE

Counsel for Plaintiffs:

Brian J. Robbins

ROBBINS ARROYO LLP

600 B Street, Suite 1900

San Diego, CA 92101

Ellen Gusikoff Stewart

ROBBINS GELLER RUDMAN

    & DOWD LLP

655 West Broadway, Suite 1900

San Diego, CA 92101

Counsel for Defendants Dirk Kuyper, Peter C. Wulff, Stephen H.

Hochschuler, Rohit M. Desai, and Nominal Defendant Alphatec Holdings, Inc.:

Colleen C. Smith

LATHAM & WATKINS LLP

12670 High Bluff Drive

San Diego, CA 92130

Counsel for Defendants HealthpointCapital, LLC, Mortimer Berkowitz, III, John H. Foster, R. Ian Molson and Stephen E. O’Neil:

Nina Locker

WILSON SONSINI GOODRICH & ROSATI

650 Page Mill Road

Palo Alto, CA 94304

Counsel for Defendants Siri S. Marshall and James R. Glynn:

Sara B. Brody

SIDLEY AUSTIN LP

555 California Street

San Francisco, CA 94104

The written objections and copies of any papers and briefs in support thereof to be filed in Court shall be delivered by hand or sent by First-Class Mail to:

Clerk of the Court

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SAN DIEGO

325 South Melrose Drive

Vista, CA 92081

Any current Alphatec shareholder who does not make his, her or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness or adequacy of the Settlement as incorporated in the Stipulation and to the award of attorneys’ fees and expenses to Plaintiffs’ Counsel, unless otherwise

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE

ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given.

13. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative. The Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim; and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

14. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to the current Alphatec shareholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to the current Alphatec shareholders.

IT IS SO ORDERED.

DATED:	THE HONORABLE JACQUELINE M. STERN
JUDGE OF THE SUPERIOR COURT

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE

Submitted by:

ROBBINS ARROYO LLP

BRIAN J. ROBBINS

KEVIN A. SEELY

ASHLEY R. PALMER

KEVIN A. SEELY

600 B Street, Suite 1900

San Diego, CA 92101

Telephone: (619) 525-3990

Facsimile: (619) 525-3991

ROBBINS GELLER RUDMAN & DOWD LLP

TRAVIS E. DOWNS III

ELLEN GUSIKOFF STEWART

BENNY C. GOODMAN III

BRIAN O. O’MARA

655 West Broadway, Suite 1900

San Diego, CA 92101

Telephone: (619) 231-1058

Facsimile: (619) 231-7423

Lead Counsel for Plaintiffs

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE

EXHIBIT A-1

ROBBINS ARROYO LLP

BRIAN J. ROBBINS (190264)

KEVIN A. SEELY (199982)

ASHLEY R. PALMER (246602)

600 B Street, Suite 1900

San Diego, CA 92101

Telephone: (619) 525-3990

Facsimile: (619) 525-3991

ROBBINS GELLER RUDMAN & DOWD LLP

TRAVIS E. DOWNS III (148274)

ELLEN GUSIKOFF STEWART (144892)

BENNY C. GOODMAN III (211302)

BRIAN O. O’MARA (229737)

655 West Broadway, Suite 1900

San Diego, CA 92101-3301

Telephone: (619) 231-1058

Facsimile: (619) 619/231-7423

Lead Counsel for Plaintiffs

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SAN DIEGO

In re ALPHATEC HOLDINGS, INC.	)	Case No. 37-2010-00058586-CU-BT-NC
DERIVATIVE SHAREHOLDER	)
LITIGATION	)	(Consolidated with Case No. 37-2010-
	)	00062262-CU-BT-NC)
)
This Document Relates To:	)	NOTICE OF PROPOSED SETTLEMENT
)
ALL ACTIONS.	)	EXHIBIT A-1
)
	)	Judge: Jacqueline M. Stern
	)	Dept: N-27
	)	Date Action Filed: August 25, 2010

NOTICE OF PROPOSED SETTLEMENT

TO:	ALL CURRENT RECORD SHAREHOLDERS AND THE BENEFICIAL OWNERS OF THE COMMON STOCK OF ALPHATEC HOLDINGS, INC. (“ALPHATEC” OR THE “COMPANY”) AS OF MARCH 25, 2014 (THE “RECORD DATE”) (“CURRENT ALPHATEC SHAREHOLDERS”)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED SHAREHOLDER DERIVATIVE ACTION (THE “ACTION”) BY ENTRY OF THE JUDGMENT BY THE COURT AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD ALPHATEC COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.

Notice is hereby provided to you of the proposed settlement (the “Settlement”) of the above-referenced shareholder derivative lawsuit. This Notice is provided by Order of the California Superior Court for the County of San Diego (the “Court”). It is not an expression of any opinion by the Court. It is to notify you of the terms of the proposed Settlement, and your rights related thereto.

I. WHY THE COMPANY HAS ISSUED THIS NOTICE

Your rights may be affected by the Settlement of the action entitled In re Alphatec Holdings, Inc. Derivative Shareholder Litigation, Lead Case No. 37-2010-00058586-CU-BT-NC (consolidated with Case No. 37-2010-00062262-CU-BT-NC) (the “Action”). Plaintiffs Patrick Fero and Ralph Tuckfield (on behalf of themselves and derivatively on behalf of Alphatec) (“Plaintiffs”), individual defendants Dirk Kuyper, Peter C. Wulff, Mortimer Berkowitz, III, John H. Foster, R. Ian Molson, Stephen E. O’Neil, Stephen H. Hochschuler, James R. Glynn, Rohit M. Desai and Siri S. Marshall (“Individual Defendants”), defendant HealthpointCapital LLC (“HealthpointCapital”), and nominal defendant Alphatec have agreed upon terms to settle the Action and have signed a written Stipulation of Settlement (“Stipulation”) setting forth those settlement terms. Together, the Individual Defendants, nominal defendant Alphatec, and HealthpointCapital are referred to as “Defendants.”

NOTICE OF PROPOSED SETTLEMENT

On                     , 2014, at                          .m., Department N-27, the Court will hold a hearing (the “Settlement Hearing”) in the Action. The purpose of the Settlement Hearing is to determine: (i) whether the terms of the Settlement are fair, reasonable, and adequate and should be approved; (ii) whether a final judgment should be entered; and (iii) such other matters as may be necessary or proper under the circumstances.

II. SUMMARY OF THE ACTION

A. Initiation of the Action

On August 25, 2010 and November 30, 2010 respectively, Plaintiffs Patrick Fero and Ralph Tuckfield filed shareholder derivative complaints in the California Superior Court for the County of San Diego: Fero v. Kuyper, Case No. 37-2010-00058586-CU-BT-NC (the “Fero Action”) and Tuckfield v. Kuyper, Case No. 37-2010-00062262-CU-BT-NC (the “Tuckfield Action”). Thereafter, on December 22, 2010, the Court consolidated the Fero and Tuckfield Actions, and designated In re Alphatec Holdings, Inc. Derivative Shareholder Litigation, Lead Case No. 37-2010-00058586-CU-BT-NC, as the lead case.

The operative Complaint in the Action asserts claims on behalf of Alphatec against Defendants for, among other things, breaching their fiduciary duties of candor, loyalty and good faith owed to Alphatec by acquiring Scient’x, S.A. (“Scient’x”) from Alphatec’s alleged controlling shareholder, HealthpointCapital. More specifically, the Complaint alleges that in late 2009, Alphatec announced the acquisition of Scient’x for $120.4 million in stock, despite Scient’x’s lack of foreseeable profitability and its offering no significant benefit to Alphatec and/or its ongoing business operations. The Complaint asserts that at the time of the transaction, five of the nine members of the Alphatec Board of Directors (“Board”) were affiliated with HealthpointCapital, then the owner of Scient’x. The Complaint further alleges that the Alphatec Board’s approval of the Scient’x acquisition was never in doubt, despite its likely adverse material effects on Alphatec.

The Complaint asserts that in order to obtain approval of the Scient’x acquisition from Alphatec shareholders in connection with Alphatec’s announcement of the Scient’x acquisition, Defendants made allegedly false and misleading revenue and income projections for the combined company.

NOTICE OF PROPOSED SETTLEMENT

According to the Complaint, after closing the Scient’x acquisition, Alphatec encountered severe problems integrating the international operations, personnel and products of Scient’x. Additionally, Alphatec was under significant pricing pressure. As a result, on August 5, 2010, when Alphatec announced poor quarterly results and severely reduced revenue and income guidance for the post-Scient’x acquisition combined companies, the trading price of Alphatec stock collapsed.

B. Discovery and Pretrial Proceedings

Discovery in the Action commenced in September 2010. On September 10, 2010, Plaintiff Fero served a First Request for Production of Documents on Alphatec and HealthpointCapital, seeking documents and information relevant to the derivative claims asserted in the Action. On November 10, 2010, Alphatec and HealthpointCapital served objections to the document requests. Thereafter, the meet and confer process regarding Plaintiffs’ discovery ensued.

Ultimately, however, the meet and confer process failed and law and motion practice commenced. On April 29, 2011, Plaintiffs filed motions to compel the production of documents in response to their First Requests. In their motions, Plaintiffs argued, among other things, that Alphatec’s and HealthpointCapital’s objections to discovery lacked merit and only served to delay the prosecution of the Action. While the motions were pending, on August 4, 2011, Defendants filed a Motion to Stay the Action in favor of a pending federal securities class action filed in the U.S. District Court for the Southern District of California (the “District Court”), entitled Mallen v. Alphatec Holdings, Inc., Case No. 10-cv-1673-BEN(KSC) (the “Securities Action”). On August 15, 2011, Plaintiffs filed an Opposition to the Motion to Stay, arguing, among other things, that a stay would prejudice the derivative claims asserted in the Action. On August 26, 2011, the Court stayed the Action in favor of the Securities Action. On March 28, 2013, after the Securities Action was dismissed by the District Court, litigation in the Action resumed.

C. The Settlement Negotiations

In May 2013, the Settling Parties began to renew efforts to explore resolution of the Action. The Settling Parties’ previous settlement negotiations failed to produce a resolution. Towards that end, on May 3, 2013, the Settling Parties jointly requested a stay of proceedings to explore settlement, which the Court granted. The Settling Parties also agreed to schedule an all-day mediation on August 7, 2013,

NOTICE OF PROPOSED SETTLEMENT

with the Honorable Layn R. Phillips, United States District Judge (Ret.). Judge Phillips is an experienced mediator with extensive experience in handling complex representative actions, including shareholder derivative actions.

Before the mediation with Judge Phillips, the Settling Parties engaged in extensive negotiations regarding a potential settlement. These negotiations included, among other things, lengthy discussions concerning the Defendants’ alleged breaches of fiduciary duty and defenses thereto. In addition, before the mediation, the Settling Parties also engaged in extensive briefing regarding the merits of their respective claims and defenses for Judge Phillips.

Although the August 7, 2013 mediation did not produce a resolution, settlement negotiations, under the supervision of Judge Phillips, continued until January 2014. The settlement negotiations were hard-fought, and, at times, contentious. Ultimately, the Settling Parties, with the substantial assistance of Judge Phillips, reached an agreement-in-principle to resolve the Action.

As a result of the Action and the Settlement, reflected in the Stipulation, Alphatec will institute significant Corporate Governance Reforms designed to enhance and improve its internal controls and systems, as well as the effectiveness and responsiveness of the Alphatec Board. The Settling Parties believe that a settlement at this juncture on the terms and on the conditions set forth in the Stipulation is fair, reasonable, and adequate.

The Alphatec Board has, in its business judgment, approved the Settlement, and each of its terms, as fair, just and adequate, and in the best interest of Alphatec and its shareholders.

III. TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

The principal terms, conditions, and other matters that are part of the Settlement, which are subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is available at www.Alphatec-spine.com.

In connection with and conditioned upon the settlement of the Action, Alphatec has agreed to implement and/or maintain the Corporate Governance Reforms set forth below, which Alphatec shall implement and maintain for a period of not less than five (5) years. Alphatec and Defendants acknowledge and agree that the Action filed by Plaintiffs precipitated and was a material factor in the

NOTICE OF PROPOSED SETTLEMENT

Corporate Governance Reforms described below. Alphatec and Defendants acknowledge and agree that the Corporate Governance Reforms confer a substantial benefit to Alphatec as part of the settlement of the Action.

Within thirty (30) days of the issuance of an Order approving the settlement of the Action, the Board of Directors (the “Board”) of Alphatec shall adopt resolutions and amend committee charters to ensure adherence to the following Corporate Governance Reforms. Additionally, the Board shall post its Corporate Governance Reforms on its website within thirty (30) days of adoption and maintain a current version of such policies on its website.

CHANGES TO ALPHATEC HOLDINGS, INC. MANAGEMENT

(1) The following individuals who served as directors of Alphatec during the time periods relevant to the allegations of the Complaint, resigned: Mortimer Berkowitz, from his position as Chairman of the Board; Dirk Kuyper, from his position as Director; and Stephen H. Hochschuler, from his position as Director.

(2) The following individuals, who served as senior executives of Alphatec during the time periods relevant to the allegations of the Complaint, resigned: Dirk Kuyper (CEO) and Peter Wulff (Senior VP of Strategic Initiatives).

SEPARATE CHAIRMAN AND CEO

(3) The Board shall adopt a resolution by no later than June 30, 2014, that requires the positions of CEO and Chairman to be held by separate persons beginning no later than June 30, 2015, or if the same person holds those positions, that a Lead Independent Director be appointed.

RELATED PARTY TRANSACTIONS

(4) Directors shall be prohibited from participating in any negotiations of transactions between the Company and any entity with which the director has a relationship that gives rise to an actual or apparent conflict of interest.

(5) All related-party transactions shall be subject to review and oversight by an independent committee of the Alphatec Board.

NOTICE OF PROPOSED SETTLEMENT

(6) The Board or a Committee of the Board shall engage an independent third party to conduct financial due diligence and valuations of all proposed Alphatec mergers, acquisitions, and investment transactions over $10 million.

(7) All related party transactions of more than $250,000 are to be reviewed by at least two independent directors or the Audit Committee no less than five days before consummation of the proposed related party transaction, or upon agreement if less than five days between agreement and consummation, and the independent directors’ approval or disapproval of the proposed related party transaction are to be fully disclosed in the Company’s next annual or quarterly report immediately following the approval or disapproval of the proposed related party transaction.

(8) The adoption of amendments to the Code of Ethics for Senior Financial Officers in 2012, which amendments require that Senior Financial Officers report to the Chairman of the Audit Committee any transaction that reasonably could be expected to give rise to a conflict of interest, and produce, or cause to be produced, full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with or submits to the Securities and Exchange Commission and in other public filings.

DIRECTORS

(9) A majority of the directors on the Board shall be independent as defined by NASDAQ Rule 5605(a)(2), which, in relevant part, is set forth below.

“Independent Director” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. For purposes of this rule, “Family Member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home. The following persons shall not be considered independent:

(A) a director who is, or at any time during the past three years was, employed by the Company;

(B) a director who accepted or who has a Family Member who accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

(i) compensation for board or board committee service;

NOTICE OF PROPOSED SETTLEMENT

(ii) compensation paid to a Family Member who is an employee (other than an Executive Officer) of the Company; or

(iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation.

Provided, however, that in addition to the requirements contained in this paragraph (B), audit committee members are also subject to additional, more stringent requirements under Rule 5605(c)(2).

(C) a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the Company as an Executive Officer;

(D) a director who is, or has a Family Member who is, a partner in, or a controlling Shareholder or an Executive Officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

(i) payments arising solely from investments in the Company’s securities; or

(ii) payments under non-discretionary charitable contribution matching programs.

(E) a director of the Company who is, or has a Family Member who is, employed as an Executive Officer of another entity where at any time during the past three years any of the Executive Officers of the Company serve on the compensation committee of such other entity; or

(F) a director who is, or has a Family Member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

(10) The Audit, Compensation, and Nominating Committees of the Board shall be comprised entirely of independent directors as defined by NASDAQ Rule 5605(a)(2).

(11) The independent directors shall certify their independence in writing annually and will notify the Chairman of any change in status.

(12) The independent directors shall meet separately at least twice a year in conjunction with regularly scheduled meetings of the Board.

(13) The Board and all Board committees shall conduct an annual self-evaluation.

(14) The performance of the Chairman shall be evaluated annually by the Board.

NOTICE OF PROPOSED SETTLEMENT

(15) All directors shall attend at least three-fourths of Board meetings in any calendar year. Directors who fail to attend three-fourths of Board meetings in any calendar year must disclose in the annual proxy statement the reasons for their inability to attend.

DIRECTOR EDUCATION

(16) During 2014, the Board shall have an educational session on corporate governance/directors duties which will be led by an outside consultant hired for this purpose. This can be done in conjunction with a regularly scheduled board meeting or in a separate session specially set.

AUDIT COMMITTEE

(17) The Chairman of the Audit Committee shall meet quarterly with the Company’s Director of Internal Audit.

(18) The Audit Committee shall review and discuss earnings press releases, and the Chairman of the Audit Committee shall be required to give final approval of any earnings press releases before they are made public.

(19) The Audit Committee shall review financial information and earnings guidance provided to analysts and credit rating agencies and make a recommendation to management and to the Board.

(20) The Audit Committee shall be directly responsible for the oversight of the registered public accounting firm engaged to prepare or issue an audit report or perform other audit services.

(21) The Audit Committee Report shall state that the Audit Committee has:

(a) reviewed and discussed the audit financial statements with management;

(b) discussed the matters that are required to be communicated by Statement on Auditing Standards No. 61, “Communications with Audit Committees” with the external auditor;

(c) received the written disclosures and the letter from the external auditor on independence matters as required by ISB Standard No. 1, “Independence Discussions and Audit Committees”;

(d) discussed independence issues with the external auditor; and

(e) recommended to the Board that the audited financial statements be filed with the SEC.

NOTICE OF PROPOSED SETTLEMENT

The Stipulation provides for the entry of the Judgment dismissing the Action against the Defendants with prejudice and, as explained in more detail in the Stipulation, barring and releasing certain known or unknown claims that have been or could have been brought in any court by the Plaintiffs in the Action on behalf of Alphatec or by Alphatec, or any of its shareholders, against Alphatec and the Defendants relating to any of the claims or matters that were or could have been alleged or asserted in the pleadings or papers filed in the Action. The Stipulation further provides that the entry of the Judgment will bar and release any known or unknown claims that have been or could have been brought in any court by the Defendants and Alphatec against Plaintiffs or Plaintiffs’ Counsel related to any of the claims or matters that were or could have been alleged or asserted in any of the pleadings or papers filed in the Action or based upon or arising out of the institution, prosecution, assertion, settlement, or resolution of the Action.

IV. PLAINTIFFS’ COUNSEL’S ATTORNEYS’ FEES AND EXPENSES

After negotiating the Corporate Governance Reforms, Lead Counsel and Alphatec, with the assistance of Judge Phillips, separately negotiated the attorneys’ fees and expenses the Company would pay to Plaintiffs’ Counsel. The Company has agreed to pay $5,250,000 for Plaintiffs’ Counsel’s attorneys’ fees and expenses, subject to court approval (“Fees and Expenses”). The Fees and Expenses includes fees and expenses incurred by Plaintiffs’ Counsel in connection with the prosecution and settlement of the Action. To date, Plaintiffs’ Counsel have not received any payments for their efforts on behalf of Alphatec and its shareholders. The Fees and Expenses will compensate Plaintiffs’ Counsel for the results achieved in the Action.

V. REASONS FOR THE SETTLEMENT

Counsel for the Settling Parties believe that the Settlement is in the best interests of Alphatec and its shareholders.

A. Why Did Plaintiffs Agree to Settle?

Plaintiffs and their counsel believe that the claims asserted in the Action have merit. However, Plaintiffs and their counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Action against the Defendants through trial and appeal. Plaintiffs and their counsel also have taken into account the uncertain outcome and the risk of any

NOTICE OF PROPOSED SETTLEMENT

litigation, especially in a complex action such as the Action, as well as the difficulties and delays inherent in such litigation. Plaintiffs and their counsel also are mindful of the inherent problems of proof of, and possible defenses to, the violations asserted in the Action. Based on Plaintiffs’ and their counsel’s understanding of the facts, the Settlement provides an excellent recovery based on the alleged conduct of the Defendants. Based on their evaluation, Plaintiffs and their counsel and Alphatec have determined that the Settlement set forth in the Stipulation is in the best interests of Alphatec and its shareholders.

B. Why Did the Defendants Agree to Settle?

Defendants have denied and continue to deny each and every one of the claims, contentions, and allegations made against them or that could have been made against them in the Action, and expressly deny all charges of wrongdoing or liability against them. Defendants assert that they have satisfied their fiduciary duties at all relevant times, have acted in good faith and in the best interests of Alphatec and its shareholders, have meritorious defenses to Plaintiffs’ claims, and that judgment should be entered dismissing all claims against them with prejudice. Defendants also have denied and continue to deny, among other things, the allegations that Plaintiffs, Alphatec or its shareholders have suffered damage, or that Plaintiffs, Alphatec or its shareholders were harmed by the conduct alleged in the Action. Defendants have thus entered into the Stipulation solely to avoid the continuing additional expense, inconvenience, and distraction of this litigation and to avoid the risks inherent in any lawsuit, and without admitting any wrongdoing or liability whatsoever.

VI. SETTLEMENT HEARING

On                     , 2014, at                      .m., the Court will hold the Settlement Hearing before the Honorable Jacqueline M. Stern in Department N-27 of the Superior Court of the State of California for the County of San Diego, 325 South Melrose Drive, Vista, CA 92081. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable, and adequate and thus should be finally approved, whether the Fees and Expenses should be approved, and whether the Action should be dismissed with prejudice by entry of the Judgment pursuant to the Stipulation.

NOTICE OF PROPOSED SETTLEMENT

VII. RIGHT TO ATTEND SETTLEMENT HEARING

Any current Alphatec shareholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. ALPHATEC SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.

VIII. RIGHT TO OBJECT TO THE SETTLEMENT AND PROCEDURES FOR DOING SO

You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.

A. You Must Make Detailed Objections in Writing

Any objections must be presented in writing and must contain the following information:

1. Your name, legal address, and telephone number;

2. Proof of being a current Alphatec shareholder as of March 25, 2014;

3. A statement of the basis of your objection to the Settlement;

4. Notice of whether you intend to appear at the Settlement Hearing (this is not required if you have lodged your objection with the Court); and

5. Copies of any papers you intend to submit to the Court.

The Court may not consider any objection that does not substantially comply with these requirements.

B.	You Must Timely Deliver Written Objections to the Court and Counsel for Plaintiffs, the Individual Defendants and Alphatec

YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN                     , 2014. The Court Clerk’s address is:

NOTICE OF PROPOSED SETTLEMENT

Clerk of the Court

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SAN DIEGO

325 South Melrose Drive

Vista, CA 92081

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO COUNSEL FOR PLAINTIFFS, THE INDIVIDUAL DEFENDANTS AND ALPHATEC SO THEY ARE RECEIVED NO LATER THAN                     , 2014. Counsel’s addresses are:

Counsel for Plaintiffs:

Brian J. Robbins

ROBBINS ARROYO LLP

600 B Street, Suite 1900

San Diego, CA 92101

Ellen Gusikoff Stewart

ROBBINS GELLER RUDMAN

    & DOWD LLP

655 West Broadway, Suite 1900

San Diego, CA 92101

Counsel for Defendants Dirk Kuyper, Peter C. Wulff, Stephen H.

Hochschuler, Rohit M. Desai, and Nominal Defendant Alphatec Holdings, Inc.:

Colleen C. Smith

LATHAM & WATKINS LLP

12670 High Bluff Drive

San Diego, CA 92130

Counsel for Defendants HealthpointCapital, LLC, Mortimer Berkowitz, III, John H. Foster, R. Ian Molson and Stephen E. O’Neil:

Nina Locker

WILSON SONSINI GOODRICH & ROSATI

650 Page Mill Road

Palo Alto, CA 94304

Counsel for Defendants Siri S. Marshall and James R. Glynn:

Sara B. Brody

SIDLEY AUSTIN LP

555 California Street

San Francisco, CA 94104

Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to the above-referenced counsel for the Settling Parties.

NOTICE OF PROPOSED SETTLEMENT

Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding.

IX. HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Action or the Stipulation.

You may inspect the Stipulation and other papers in the Action at the Superior Court of the State of California for the County of San Diego Clerk’s office at any time during regular business hours of each business day. The Clerk’s office is located at the Superior Court of the State of California for the County of San Diego, 325 South Melrose Drive, Vista, CA 92081. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you. You may also view and download the Stipulation at www.Alphatec-spine.com.

If you have any questions about matters in this Notice you may contact in writing Darnell R. Donahue, Robbins Arroyo LLP, 600 B Street, Suite 1900, San Diego, CA 92101 or contact by telephone at 1-619-525-3990.

PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE.

DATED: , 2014	BY ORDER OF THE COURT SUPERIOR COURT OF CALIFORNIA COUNTY OF SAN DIEGO

NOTICE OF PROPOSED SETTLEMENT

EXHIBIT A-2

ROBBINS ARROYO LLP

BRIAN J. ROBBINS (190264)

KEVIN A. SEELY (199982)

ASHLEY R. PALMER (246602)

600 B Street, Suite 1900

San Diego, CA 92101

Telephone: (619) 525-3990

Facsimile: (619) 525-3991

ROBBINS GELLER RUDMAN & DOWD LLP

TRAVIS E. DOWNS III (148274)

ELLEN GUSIKOFF STEWART (144892)

BENNY C. GOODMAN III (211302)

BRIAN O. O’MARA (229737)

655 West Broadway, Suite 1900

San Diego, CA 92101-3301

Telephone: (619) 231-1058

Facsimile: (619) 619/231-7423

Lead Counsel for Plaintiffs

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SAN DIEGO

NORTH COUNTY

In re ALPHATEC HOLDINGS, INC.	)	Case No. 37-2010-00058586-CU-BT-NC
DERIVATIVE SHAREHOLDER	)
LITIGATION	)	(Consolidated with Case No. 37-2010-
	)	00062262-CU-BT-NC)
)
This Document Relates To:	)	SUMMARY NOTICE OF PROPOSED
	)	SETTLEMENT
ALL ACTIONS.	)
	)	EXHIBIT A-2
)
	)	Judge: Jacqueline M. Stern
	)	Dept: N-27
	)	Date Action Filed: August 25, 2010

SUMMARY NOTICE OF PROPOSED SETTLEMENT

TO:	ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF ALPHATEC HOLDINGS, INC. (“ALPHATEC” OR THE “COMPANY”) AS OF MARCH 25, 2014 (“CURRENT ALPHATEC STOCKHOLDERS”).

YOU ARE HEREBY NOTIFIED, pursuant to the April     , 2014 Order Preliminarily Approving Settlement and Providing for Notice entered in the above-captioned consolidated shareholder derivative action (the “Action”), that a Stipulation of Settlement dated March25, 2014 (the “Stipulation” or “Settlement”)1 has been entered to resolve all shareholder derivative claims pending on behalf of nominal defendant Alphatec Holdings, Inc. (“Alphatec” or the “Company”) in the Action, currently pending in the Superior Court of the State of California for the County of San Diego (the “Court”).

The Action alleged claims on behalf of Alphatec against Defendants for, among other things, breaching their fiduciary duties of candor, loyalty, and good faith owed to Alphatec by acquiring Scient’x, S.A. from Alphatec’s alleged controlling shareholder, HealthpointCapital. More specifically, the Complaint alleges that, in late 2009, Alphatec announced the acquisition of Scient’x for $120.4 million in stock, despite Scient’x’s lack of foreseeable profitability and its offering no significant benefit to Alphatec and/or its ongoing business operations. In connection with, and conditioned upon, the Settlement, Alphatec has agreed to implement and/or maintain Corporate Governance Reforms, as defined and set forth in the Stipulation. The Corporate Governance Reforms are designed to Alphatec’s internal controls and systems, as well as the effectiveness and responsiveness of the Alphatec Board.

On                     , 2014, at                  a.m., a hearing (the “Settlement Hearing”) will be held before the Honorable Jacqueline M. Stern in Department N-27 of the Court, located at 325 South Melrose Drive, Vista, California 92081, to determine: (1) whether the terms of the Settlement, including an award of $5,250,000 in attorneys’ fees and expenses to Plaintiffs’ Counsel in the Action, upon the terms and conditions set forth in the Stipulation should be approved as fair, reasonable, and adequate; and (2) whether the Action should be dismissed with prejudice pursuant to entry of Judgment by the Court.

[1]	Except as otherwise defined herein, all capitalized terms shall have the same meaning as set forth in the Stipulation.

SUMMARY NOTICE OF PROPOSED SETTLEMENT

PLEASE READ THIS SUMMARY NOTICE CAREFULLY AND IN ITS ENTIRETY. IF YOU ARE A CURRENT ALPHATEC SHAREHOLDER, YOUR RIGHTS MAY BE AFFECTED BY THE SETTLEMENT OF THE ACTION.

This is a summary notice only. For additional information about the claims asserted in the Action and the terms of the proposed Settlement, please refer to the documents filed with the Court in the Action, the Stipulation (filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission and available at www.sec.gov), and the full-length Notice of Proposed Settlement (the “Notice”). The “Investors” section of Alphatec’s website (http://www.Alphatec-spine.com) provides hyperlinks to the Notice and to the Stipulation.

PLEASE DO NOT CONTACT THE COURT REGARDING THIS SUMMARY NOTICE.

If you have any questions about matters in this Summary Notice you may contact Darnell R. Donahue at the offices of Lead Counsel for Plaintiffs: Robbins Arroyo LLP, 600 B Street, Suite 1900, San Diego, CA 92101. You may contact Mr. Donahue in writing, or by telephone at (619) 525-3990.

If you are a current Alphatec shareholder, you will be bound by the Order and Final Judgment of the Court granting final approval to the Settlement, and shall be deemed to have waived the right to object (including the right to appeal) and forever shall be barred, in this proceeding or in any other proceeding, from raising such objection. Any objections to the Settlement must be filed on or before                     , 2014, in accordance with the procedures set forth in the Notice.

DATED , 2014	BY ORDER OF THE COURT SUPERIOR COURT OF THE STATE OF CALIFORNIA FOR THE COUNTY OF SAN DIEGO

SUMMARY NOTICE OF PROPOSED SETTLEMENT

EXHIBIT B

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SAN DIEGO

In re ALPHATEC HOLDINGS, INC.	)	Case No. 37-2010-00058586-CU-BT-NC
DERIVATIVE SHAREHOLDER	)
LITIGATION	)	(Consolidated with Case No. 37-2010-
	)	00062262-CU-BT-NC)
)
This Document Relates To:	)	[PROPOSED] ORDER AND FINAL
	)	JUDGMENT
ALL ACTIONS.	)
	)	EXHIBIT B
)
	)	Judge: Jacqueline M. Stern
	)	Dept: N-27
	)	Date Action Filed: August 25, 2010

[PROPOSED] ORDER AND FINAL JUDGMENT

This matter came before the Court for hearing pursuant to the Order of this Court, dated                     , 2014 (“Order”), on the motion of the parties for approval of the proposed settlement (“Settlement”) set forth in the Stipulation of Settlement dated March 25, 2014, and the Exhibits thereto (the “Stipulation”).

The Court has reviewed and considered all documents, evidence, objections (if any), and arguments presented in support of or against the Settlement; the Court being fully advised of the premises and good cause appearing therefore, the Court enters this Judgment.

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that:

1. This Judgment incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation.

2. This Court has jurisdiction over the subject matter of the Action, including all matters necessary to effectuate the Settlement, and over all Settling Parties.

3. The Court finds that the Notice and Summary Notice provided to Alphatec Holdings, Inc. (“Alphatec” or the “Company”) shareholders constituted the best notice practicable under the circumstances. The Notice and Summary Notice fully satisfied the requirements of California law and due process.

4. The Court finds that, during the course of the litigation of the Action, the Settling Parties and their respective counsel at all times complied with the requirements of California Code of Civil Procedure Section 128.7, and all other similar laws.

5. The Court finds that the terms of the Stipulation and Settlement are fair, reasonable, and adequate as to each of the Settling Parties, and hereby finally approves the Stipulation and Settlement in all respects, and orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so.

6. Pursuant to entry of this Judgment, the Action and all claims contained therein against Defendants, as well as all of the Released Claims against each of the Defendants and their Related Persons, are hereby dismissed with prejudice. As among the Plaintiffs, Defendants and Alphatec, the parties are to bear their own costs, except as otherwise provided in the Stipulation.

[PROPOSED] ORDER AND FINAL JUDGMENT

7. Upon the Effective Date, as defined in the Stipulation, Alphatec, Plaintiffs (acting on their own behalf and derivatively on behalf of Alphatec), and each of Alphatec’s shareholders (solely in their capacity as Alphatec shareholders) shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims against the Released Persons and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with, the defense, settlement or resolution of the Action against the Released Persons, provided that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or this Judgment.

8. Upon the Effective Date, as defined in the Stipulation, Alphatec, Plaintiffs (acting on their own behalf and derivatively on behalf of Alphatec), and each of Alphatec’s shareholders (solely in their capacity as Alphatec shareholders) shall be forever barred and enjoined from commencing, instituting or prosecuting any of the Released Claims or any action or other proceeding against any of the Released Persons based on the Released Claims or any action or proceeding arising out of, related to, or in connection with the settlement or resolution of the Action, provided that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or this Judgment.

9. Upon the Effective Date, as defined in the Stipulation, each of the Released Persons shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished, and discharged each and all of the Plaintiffs, Plaintiffs’ Counsel, Alphatec, and all of the Alphatec shareholders (solely in their capacity as Alphatec shareholders) from all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Action or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or this Judgment.

10. Nothing herein constitutes or reflects a waiver or release of any rights or claims of Defendants and/or Alphatec against their insurers, or their insurers’ subsidiaries, predecessors, successors, assigns, affiliates, or representatives, including, but not limited to, any rights or claims by the Defendants and/or Alphatec under any directors’ and officers’ liability insurance or other applicable

[PROPOSED] ORDER AND FINAL JUDGMENT

insurance coverage maintained by the Company. Nothing herein constitutes or reflects a waiver or release of any rights or claims of the Defendants relating in any way to indemnification or advancement of attorneys’ fees relating to the Action or the Released Claims, whether under any written indemnification or advancement agreement, or under the Company’s charter, by-laws or operating agreement, or under applicable law.

11. The Court hereby approves the Fees and Expenses in accordance with the Stipulation and finds that such fee is fair and reasonable.

12. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be, or may be offered, attempted to be offered or used in any way by the Settling Parties or any other Person as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties; or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative. The Released Persons may file the Stipulation and/or this Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

13. Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction with respect to implementation and enforcement of the terms of the Stipulation.

14. In the event that the Settlement does not become effective in accordance with the terms of the Stipulation, this Judgment shall be vacated, and all Orders entered and releases delivered in connection with the Stipulation and this Judgment shall be null and void, except as otherwise provided for in the Stipulation.

[PROPOSED] ORDER AND FINAL JUDGMENT

15. This Judgment is a final, appealable judgment and should be entered forthwith by the Clerk.

IT IS SO ORDERED.

DATED:	THE HONORABLE JACQUELINE M. STERN JUDGE OF THE SUPERIOR COURT

Submitted by:

ROBBINS ARROYO LLP

BRIAN J. ROBBINS

KEVIN A. SEELY

ASHLEY R. PALMER

KEVIN A. SEELY

600 B Street, Suite 1900

San Diego, CA 92101

Telephone: (619) 525-3990

Facsimile: (619) 525-3991

ROBBINS GELLER RUDMAN & DOWD LLP

TRAVIS E. DOWNS III

ELLEN GUSIKOFF STEWART

BENNY C. GOODMAN III

BRIAN O. O’MARA

655 West Broadway, Suite 1900

San Diego, CA 92101

Telephone: (619) 231-1058

Facsimile: (619) 231-7423

Lead Counsel for Plaintiffs

[PROPOSED] ORDER AND FINAL JUDGMENT

EXHIBIT C

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SAN DIEGO

In re ALPHATEC HOLDINGS, INC.	)	Case No. 37-2010-00058586-CU-BT-NC
DERIVATIVE SHAREHOLDER	)
LITIGATION	)	(Consolidated with Case No. 37-2010-
	)	00062262-CU-BT-NC)
)
This Document Relates To:	)	ENTRY OF JUDGMENT
)
ALL ACTIONS.	)	EXHIBIT C
)
	)	Judge: Jacqueline M. Stern
	)	Dept: N-27
	)	Date Action Filed: August 25, 2010
)

ENTRY OF JUDGMENT

Judgment approving the settlement in this case as fair, adequate and reasonable for the reasons stated at the hearing held on                     , 2014 is hereby entered for purposes of Rule 664.6 of the California Rules of Civil Procedure on                     , 2014.

IT IS SO ORDERED.

DATED:
THE HONORABLE JACQUELINE M. STERN
JUDGE OF THE SUPERIOR COURT

Submitted by:

ROBBINS ARROYO LLP

BRIAN J. ROBBINS

KEVIN A. SEELY

ASHLEY R. PALMER

KEVIN A. SEELY

600 B Street, Suite 1900

San Diego, CA 92101

Telephone: (619) 525-3990

Facsimile: (619) 525-3991

ROBBINS GELLER RUDMAN & DOWD LLP

TRAVIS E. DOWNS III

ELLEN GUSIKOFF STEWART

BENNY C. GOODMAN III

BRIAN O. O’MARA

655 West Broadway, Suite 1900

San Diego, CA 92101

Telephone: (619) 231-1058

Facsimile: (619) 231-7423

Lead Counsel for Plaintiffs

ENTRY OF JUDGMENT